VIA EDGAR

Securities and Exchange Commission
100 F. Street, N.E.
Washington, D.C.  20549-0506

Re:
Separate Account VA-5NLNY of TFLIC, SEC File No. 811-08160 (the “Registrant”)
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds	811-07452
Allspring Variable Trust	811-09255
Columbia Funds Variable Insurance Trust	811-05199
Federated Hermes Insurance Series	811-08042
Janus Aspen Series	811-07736
Lincoln Variable Insurance Products Trust	811-08090
Schwab Annuity Portfolios	811-08314
Transamerica Series Trust	811-04419
VOYA Investors Trust	811-05629

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Financial Life Insurance Company